EXHIBIT 32


                               CERTIFICATION UNDER
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         To my knowledge, this Report on Form 10-Q for the six months ended September 30, 2004 of Central Bancorp, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.



                                   By:  /s/ John D. Doherty
                                        -------------------------------------
                                        John D. Doherty
                                        Chairman, President
                                        and Chief Executive Officer



                                   By:  /s/ Paul S. Feeley
                                        -------------------------------------
                                        Paul S. Feeley
                                        Senior Vice President, Treasurer and
                                        Chief Financial Officer


Date:  November 15, 2004